                                 AMENDMENT TO

                     AMENDED AND RESTATED CERTIFICATE AND

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                         WELLS REAL ESTATE FUND II-OW



     THIS AMENDMENT TO AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP OF WELLS REAL ESTATE FUND II-OW (the "Partnership") is made and entered into as of the 1st day of January, 2000, by and among LEO F. WELLS, III, a Georgia resident ("Wells"), and WELLS CAPITAL, INC., a Georgia corporation ("WCI"), as the General Partners (the "General Partners"), and the Limited Partners of the Partnership (the General Partners and the Limited Partners are sometimes collectively referred to herein as the "Partners") for the purpose of amending that certain Amended and Restated Certificate and Agreement of Limited Partnership of Wells Real Estate Fund II-OW dated October 14, 1987.

                                  WITNESSETH:

     WHEREAS, the Partnership was formed pursuant to the terms and provisions of that certain Certificate and Agreement of Limited Partnership of Wells Real Estate Fund II-OW dated October 13, 1987, and is governed by the provisions of that certain Amended and Restated Certificate and Agreement of Limited Partnership of Wells Real Estate Fund II-OW dated October 14, 1987, as previously amended to date (as so amended, the "Partnership Agreement"); and

     WHEREAS, the Partnership Agreement contemplates that the Partnership will invest in various real properties and sets forth the agreed to allocations of profits and losses with respect to each such investment, and certain provisions relating to the distribution to the Partners of the net proceeds from the sale of such properties ("Net Sale Proceeds") to the Partners; and

     WHEREAS, in connection with the original capitalization of the Partnership, the Limited Partners were provided with a Prospectus dated November 6, 1987 (the "Prospectus") which sets forth in summary form certain descriptions of the allocations of profits and losses and the distribution of Net Sale Proceeds; and

     WHEREAS, Section 9.3 of the Partnership Agreement provides generally that Net Sale Proceeds be distributed to Limited Partners in accordance with the positive balances in their capital accounts after the allocation of Gain on Sale provided for in Section 10.4 of the Partnership Agreement; and
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     WHEREAS, Section 10.4(c) of the Partnership Agreement provides for, among other things, an initial allocation of Gain on Sale to Limited Partners holding Class B Units, in proportion to and to the extent of, the amount necessary to give each such Limited Partner holding Class B Units an amount equal to the excess Cash Available for Distribution received by Limited Partners holding Class A Units prior to the date of such allocation, assuming said Limited Partners had purchased an equivalent number of Units on the same date; and

     WHEREAS, Section 10.4(c) of the Partnership Agreement further states that it is the intent of the Partners that any disproportionate distributions of Cash Available for Distribution made to Limited Partners holding Class A Units pursuant to the provisions of Section 9.1(a)(i) be equalized by this provision; and

     WHEREAS, Section 10.4(c) of the Partnership Agreement evidences the General Partners' intent to allocate and distribute initial Net Sale Proceeds to Limited Partners holding Class B Units in an amount necessary to equalize the disproportionate distributions of Cash Available for Distribution previously paid to the Limited Partners holding Class A Units on a per Unit basis; and

     WHEREAS, pursuant to Section 9.1(a)(i) of the Partnership Agreement, the Limited Partners holding Class A Units in the Partnership have, over the life of the Partnership, received preferential distributions of Cash Available for Distribution from Partnership operations so that in order to effect the stated intent of the Partners, Limited Partners holding Class B Units in the Partnership must receive the first amount of Net Sale Proceeds distributed to ensure that the distributions paid to Limited Partners holding Class B Units are equalized to the distributions previously paid to Limited Partners bolding Class A Units such that Limited Partners holding Class B Units ultimately receive the same amount of distributions from the Partnership, on a per Unit basis, as do the Limited Partners holding Class A Units; and

     WHEREAS, the descriptions of the distribution of Net Sale Proceeds set forth in the section of the Prospectus entitled "Summary of the Offering" and the section of the Prospectus entitled "Distribution Policies - Residual Proceeds" state a general intention of the General Partners to make distributions of Net Sale Proceeds first to the Limited Partners in the amount necessary to return their capital contributions plus a 12% per annum cumulative return thereon, less all prior distributions of Cash Available for Distribution, then 85% to the Limited Partners and 15% to the General Partners; and

     WHEREAS, the Partnership Agreement provisions setting forth the allocation and distribution of Net Sale Proceeds set forth in Section 9.3, when read in conjunction with the provisions regarding the allocation of Gain on Sale set forth in Section 10.4(c) described above, along with the various provisions of the Prospectus describing the distribution of Net Sale Proceeds described above, are inconsistent and ambiguous; and

     WHEREAS, Section 11.2(b) of the Partnership Agreement grants the General Partners the authority to amend the Partnership Agreement without the consent or vote of the Limited Partners to cure any ambiguity or to correct or supplement any provision in the Partnership Agreement which may be inconsistent with any of the other provision of the Partnership Agreement; and
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     WHEREAS, in view of the foregoing inconsistent and ambiguous sections of the Partnership Agreement relating to the distribution of Net Sale Proceeds referred to above, the General Partners are now desirous of correcting and clarifying such provisions and curing the currently existing ambiguities with respect to distributions of Net Sale Proceeds; and

     WHEREAS, the General Partners have deemed it to be fair and in the best interest of the Partners that the distribution of Net Sale Proceeds be made in accordance with the General Partners' original intention, as evidenced by
Section 10.4(c) of the Partnership Agreement, to allocate and distribute Net Sale Proceeds as follows: (a) first, to Limited Partners holding Class B Units in an amount necessary to provide them with cash distributions equal to the Cash Available for Distribution previously paid to the Limited Partners holding Class A Units on a per Unit basis; (b) then, to Limited Partners on a per Unit basis until each Limited Partner has received distributions equal to the sum of his Capital Contribution, plus an amount equal to his Cumulative Distribution, less the sum of all prior distributions to such Limited Partner; and (c) finally, 85% thereof to the Limited Partners and 15% thereof to the General Partners.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual benefits, covenants and conditions herein contained, the parties hereto do hereby amend the Partnership Agreement as follows:

                            AMENDMENT TO ARTICLE IX

     Section 9.3 of Article IX of the Partnership Agreement is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

     "9.3 Net Sale Proceeds. Except as otherwise provided for in Section 9.4
          -----------------
hereof in connection with a dissolution and liquidation of the Partnership, and except for the potential reinvestment of Net Sale Proceeds as provided in
Section 11.3(g) hereof, Net Sale Proceeds shall be distributed as follows: (a) first, to each Limited Partner holding Class B Units, in proportion to and to the extent of, the amount, if any, necessary to give each Limited Partner holding Class B Units an amount of Net Sale Proceeds equal to the excess Cash Available for Distribution received prior to the Allocation Date by each Limited Partner holding Class A Units under Section 9.1(a)(i) hereof, assuming said Limited Partners had purchased an equivalent number of Units on the same date;
(b) then, to the Limited Partners until each Limited Partner has received Partnership distributions in an amount equal to the sum of his Capital Contribution, plus an amount equal to his Cumulative Distribution, less the sum of all prior distributions made to such Limited Partner; and (c) finally, eighty-five percent (85%) thereof to the Limited Partners and fifteen percent (15%) thereof to the General Partners."

                                RECERTIFICATION

     Except as set forth above, the Partnership Agreement, as specifically amended hereby, shall continue and remain in full force and effect.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Amended and Restated Certificate and Agreement of Limited Partnership of Wells Real Estate Fund II-OW as of the day and year first above written both as parties hereto and on behalf of the Limited Partners pursuant to that certain power of attorney granted to the General Partners pursuant to the provisions of Section 19.1(a)(iv) of the Partnership Agreement.


                              GENERAL PARTNERS:
                              ----------------


                              /s/ Leo F. Wells, III      (SEAL)
                              ---------------------------
                              LEO F. WELLS, III


                              WELLS CAPITAL, INC.
                              A Georgia corporation


                              By:  /s/ Leo F. Wells, III
                                 ------------------------------------
                                 Leo F. Wells, III, President